UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2009
TriCord Hurricane Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-149256	26-1650042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2511 South Cincinnati Avenue
Tulsa, Oklahoma 74114
(Address of principal executive offices) (zip code)

(918) 812-7636
 (Registrant's telephone number, including area code)

Copies to:
Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 27, 2009, TriCord Hurricane Holdings, Inc.(the “Company”) filed a Certificate of Amendment to its Articles of Incorporation pursuant to which the Company increased the total number of common shares that it has the authority to issue from 100,000,000 to 300,000,000 and the total number of preferred shares that the Company has the authority to issue to 10,000,000 shares.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

None.

(d)	Exhibits

Exhibit Number	Description
3.2	Certificate of Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TriCord Hurricane Holdings, Inc.

January 27, 2009	By:	/s/ James N. Welsh
James N. Welsh
Principal Executive Officer and Principal Financial Officer

3